UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 24, 2013

Mistras Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001- 34481	22-3341267
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

195 Clarksville Road
Princeton Junction, New Jersey	08550
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (609) 716-4000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.                 Change in Registrant’s Certifying Accountant.

(a)  Previous Independent Registered Public Accounting Firm

On January 24, 2013, Mistras Group, Inc. (the “Company”) dismissed PricewaterhouseCoopers LLP (“PwC”) as its independent registered public accounting firm.  The Audit Committee of the Company’s Board of Directors approved the decision to change the Company’s independent registered public accounting firm.

The audit reports of PwC on the consolidated financial statements of the Company as of and for the fiscal years ended May 31, 2012 and 2011 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. In addition, the audit reports of PwC on the effectiveness of internal control over financial reporting as of May 31, 2012 and 2011 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the two most recent fiscal years ended May 31, 2012 and 2011 and the subsequent interim period through January 24, 2013, there have been no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused them to make reference to the subject matter of the disagreements in connection with their report on the consolidated financial statements of the Company for each of the two years.

No “reportable events”, as such term is defined in Item 304(a)(1)(v) of Regulation S-K, occurred within the two most recent fiscal years ended May 31, 2012 and 2011 and the subsequent interim period through January 24, 2013.

The Company has provided PwC with a copy of this Report on Form 8-K prior to its filing and has requested PwC to furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company herein in response to Item 304(a) of Regulation S-K and, if not, stating the respects in which it does not agree.  A copy of that letter dated January 30, 2013 is filed as Exhibit 16.1 to this Form 8-K.

(b) New Independent Registered Public Accounting Firm

On January 24, 2013, the Audit Committee of the Company’s Board of Directors, following a competitive process undertaken by the committee, engaged KPMG LLP as the Company’s new independent registered public accounting firm for the fiscal year ending May 31, 2013.

During the two most recent fiscal years ended May 31, 2012 and 2011 and the subsequent interim period preceding the appointment of KPMG LLP, neither the Company nor anyone on its behalf has consulted KPMG LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; and as such, neither a written report nor oral advice was provided to the Company that KPMG LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Regulation S-K, Item 304(a)(1)(iv) and the related instructions to this Item) or a “reportable event” (as defined in Regulation S-K, Item 304(a)(1)(v)).

Item 9.01.  Financial Statement and Exhibits

(d)  Exhibits

16.1                        Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission dated January 30, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MISTRAS GROUP, INC.

Date: January 30, 2013	By:	/s/ Francis T. Joyce
		Name:	Francis T. Joyce
		Title:	Executive Vice President, Chief Financial Officer and Treasurer

INDEX OF EXHIBITS

Exhibit No.	Description
16.1	Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission dated January 30, 2013.